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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: January 31, 2006


                         CHINA MOBILITY SOLUTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                     000-26559                  330-751560
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


   #900 - 789 West Pender Street, Vancouver, B.C. Canada           V6C 1H2
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Postal Code)


       Registrant's telephone number, including area code: (604) 632-9638


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         On January 18, 2006, China Mobility Solutions, Inc. (the "Company") received a letter (the "Default Letter") from the attorney for the Holder of $500,000 principal amount of the Company's Senior Convertible Debenture (the "Debenture") stating that the Company was in default of the Transaction Agreements issued in connection with the Debenture by virtue of the Company's issuance of registered shares of stock to employees and consultants under a Form S-8 Registration Statement and the filing of the Form S-8 prior to the effectiveness of the Registration Statement required under the Registration Rights Agreement (one of the Transaction Agreements).

         The Default Letter was withdrawn while the parties tried unsuccessfully through February 2, 2006 to resolve the dispute. The Company denies that it is in default of the Transaction Agreements and will vigorously defend any action which might be brought against it.

         The Debenture was issued on August 15, 2005, as part of a $3,350,000 offering of units. Each unit includes $25,000 principal amount of Debentures, initially convertible at $.35 per share, matures on August 15, 2006 and accrues interest at not less than 6% per annum equal to the sum of 2% per annum plus the one month LIBOR rate. Each Unit also includes Class A Warrants exercisable at $.44 per share and Class B Warrants exercisable at $.52 per share.

          Since no settlement was reached by January 31, 2006, the Default Letter is in effect retroactive to when it was received. The Holder declared the entire balance of the Debenture immediately due and payable. Accordingly, as of January 17, 2006, the aggregate amount of principal and interest claimed to be owed by the Company was $629,868.15, with interest claimed to accrue at the rate of 12% per annum, pursuant to Section 1(e) of the Debenture.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CHINA MOBILITY SOLUTIONS, INC.
                                               (Registrant)



Date: February 2, 2006                            By: /s/ Angela Du
                                                      ------------------------
                                                      Angela Du, President


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